Exhibit 4(j)

                         RESEARCH AND LICENSE AGREEMENT

                                    AMENDMENT

       THIS AGREEMENT is between RHODE ISLAND HOSPITAL CORPORATION, a not-for-profit Rhode Island corporation having offices at 593 Eddy Street, Providence, RI 02903 ("RIH") and NYMOX CORPORATION, a corporation having its principal place of business at 230 West Passaic Street, Maywood, NJ 07607 ("NYMOX") to amend their existing Research and License Agreement (effective date March 1, 1999) (the "AGREEMENT") to include the following changes:

1. The definitions of TECHNOLOGY, LICENSE FIELD, and PRODUCT in the AGREEMENT are extended to "research, diagnostic, or therapeutic" by inserting the word "research," before the words "diagnostic or therapeutic" in line 3 of the second WHEREAS in the preamble ("TECHNOLOGY") and in line 2 of paragraph 1.9 ("LICENSE FIELD") and by replacing the word "diagnostic" in line 1 of paragraph 1.14 ("PRODUCT") with the phrase "research, diagnostic, or therapeutic."


2. The definition of FIELD OF RESEARCH in paragraph 1.4 is extended by replacing the existing paragraph with the following definition:

       1.4. The term "FIELD OF RESEARCH" shall mean research pertaining to the use of:

              (a) any form of neural thread protein, antibodies or antibody variants to neural thread proteins, specific binding or blocking molecules to neural thread proteins, and any cDNAs or genes or genomic fragments coding for neural thread proteins;

              (b) gene transfer technology and transgenic or genetically transfected or variants thereof animals or cell lines or subcellular fractions; and

              (c) any form of AF-20 or the AF-20 antigen, antibodies or antibody variants to any form of AF-20, specific binding or blocking molecules to any form of AF-20 or the AF-20 antigen, and any cDNAs or genes or genomic fragments coding for any form of AF-20 or the AF-20 antigen for any purpose including (but not limited to) diagnostic, therapeutic or research purposes.

3. The words "mice or cell lines" in line 2 of paragraph 1.6 (RIH MATERIAL) are replaced by the words "animals or cell lines or subcellular fragments."

4. The word "and" in line 3 and line 7 of paragraph 1.7 (INVENTION) is replaced by the word "or".


5. The definition of PATENT RIGHT in paragraph 1.12 is amended by adding a new subparagraph (a) and renumbering the other subparagraphs accordingly. The added subparagraph is "(a) the United States Patent Application Serial No. ________________ filed on _____________, 2001 entitled "Inhibition of
Neurodegeneration"."

6. The definition of SPONSORED RESEARCH in paragraph 1.18 is amended by inserting after the words "EFFECTIVE DATE" the words "and includes scientific research performed by an INVESTIGATOR".

7. In accordance with paragraph 2.4(c) of the Agreement, the Research Plan appended hereto as Appendix A (the "NEW RESEARCH PROPOSAL") is added to the AGREEMENT as a RESEARCH PROPOSAL and replaces the existing RESEARCH PROPOSAL. For the purposes of the AGREEMENT, the EFFECTIVE DATE for the part of the NEW RESEARCH PROPOSAL entitled "Molecular targeting of human tumors" shall be November 1, 2001. Upon the execution of this Amendment, any obligation on the part of NYMOX to fund the existing RESEARCH PROPOSAL shall cease and be replaced by the obligation to fund the NEW RESEARCH PROPOSAL provided for in this Amendment.

8. NYMOX agrees to support the NEW RESEARCH PROPOSAL with the annual grants in accordance with the budget contained in Appendix E as follows:

       a)     For "Studies on neurodegeneration"

              Annual grants of one hundred and seventy-two thousand dollars ($172,000) for each of the three (3) years beginning March 1, 2002, payable on a quarterly basis in the amount of forty-three thousand dollars ($43,000) for each of the twelve (12) consecutive calendar quarters beginning on March 1, 2002.

       b)     For "Molecular targeting of human tumors"

              Annual grants of seventy-seven thousand dollars ($77,000) for each of the three (3) years beginning November 1, 2001, payable on a quarterly basis in the amount of nineteen thousand two hundred and fifty dollars ($19,250) for each of the twelve (12) consecutive calendar quarters beginning on November 1, 2001.

9. NYMOX hereby requests a license to the United States Patent Application Serial No. 09/872,968 filed on June 1, 2001 entitled "Inhibition of Neurodegeneration" (the "Patent Application") pursuant to paragraph 6.1 of the AGREEMENT and RIH hereby grants NYMOX a license pursuant to the AGREEMENT to the Patent Application and any PATENT RIGHTS relating to the Patent Application, its claims and the INVENTIONS disclosed in it.


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IN WITNESS WHEREOF RIH and NYMOX have caused this instrument to be executed.


NYMOX CORPORATION                        RHODES ISLAND HOSPITAL CORPORATION



By:   "Paul Averback"                    By:    "Boyd P. King"
   ------------------------------           ------------------------------------
   Title:   Paul Averback, MD               Title:   Boyd P. King, MD
   CEO and President                        Senior Vice President, Medical
                                            Affairs


Date:    11/22/01                        Date:    11/19/01
     ----------------------------             ----------------------------------



By:      "Roy Wolvin"
   ------------------------------
Title:   Roy Wolvin CFO


Date:    11/23/01
     ----------------------------


I have read the foregoing Amendment and agree to comply with the obligations of the Principal Investigator created in consequence of this Amendment to the AGREEMENT.



By:     "JR Wands"                       By:     "SM de la Monte"
   ------------------------------           ------------------------------------
   Jack Wands, MD                           Suzanne de la Monte, MD



Date:    "10/30/01"                      Date:    "30 Oct 2001"
     ----------------------------             ----------------------------------



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